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                                CREDIT AGREEMENT


                                      among



                                FMS TRUST 1997-1,
                                   as Borrower


                               The Several Lenders
                        from Time to Time Parties Hereto,


                             BANKERS TRUST COMPANY,
                             as Administrative Agent


                                       and


                            THE CHASE MANHATTAN BANK,
                              as Syndication Agent


                            Dated as of March 11, 1998


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
                                TABLE OF CONTENTS
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               SECTION 1. DEFINITIONS........................................ 1

1.1  Defined Terms.............................................................1

               SECTION 2. AMOUNT AND TERMS OF COMMITMENTS.................... 1

2.1  Commitments............................................................. 1
2.2  Notes................................................................... 1
2.3  Procedure for Borrowing................................................. 2
2.4  Commitment Fees......................................................... 3
2.5  Prepayments............................................................. 3
2.6  Conversion and Continuation Options..................................... 4
2.7  Minimum Amounts of Tranches............................................. 4
2.8  Interest Rates and Payment Dates........................................ 5
2.9  Computation of Interest................................................. 5
2.10 Inability to Determine Interest Rate.................................... 5
2.11 Pro Rata Treatment and Payments......................................... 6
2.12 Illegality.............................................................. 7
2.13 Legal Requirements...................................................... 7
2.14 Indemnity............................................................... 8
2.15 Taxes................................................................... 9
2.16 Change of Lending Office................................................10
2.17 Mitigation Obligations; Replacement of Lenders..........................10


               SECTION 3.  REPRESENTATIONS AND WARRANTIES................... 11

               SECTION 4.  CONDITIONS PRECEDENT............................. 11

4.1  Conditions to Effectiveness............................................ 11
4.2  Conditions to Each Loan................................................ 12

               SECTION 5. COVENANTS......................................... 12

5.1  Other Activities....................................................... 12
5.2  Ownership of Property, Indebtedness.................................... 12
5.3  Disposition of Assets.................................................. 12
5.4  Compliance with Operative Agreements................................... 12
5.5  Further Assurances..................................................... 12

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5.6  Notices................................................................ 13
5.7  Discharge of Liens..................................................... 13

               SECTION 6. REMEDIAL PROVISIONS............................... 13

6.1  Events of Default...................................................... 13
6.2  Certain Defaults....................................................... 16

               SECTION 7.  THE ADMINISTRATIVE AGENT ........................ 16

7.1  Appointment............................................................ 16
7.2  Delegation of Duties................................................... 16
7.3  Exculpatory Provisions................................................. 16
7.4  Reliance by Administrative Agent....................................... 17
7.5  Notice of Default...................................................... 17
7.6  Non-Reliance on Administrative Agent and Other Lenders................. 17
7.7  Indemnification........................................................ 18
7.8  Administrative Agent in Its Individual Capacity........................ 18
7.9  Successor Administrative Agent......................................... 18
7.10 Syndication Agent...................................................... 19

               SECTION 8.  MATTERS RELATING TO PAYMENTS AND COLLATERAL...... 19

8.1  The Account............................................................ 19
8.2  Proceeds of Collateral; Proceeds Remaining in Account.................. 21
8.3  Certain Remedial Matters............................................... 22
8.4  Release of the Property, etc........................................... 22

               SECTION 9.  MISCELLANEOUS.................................... 23

9.1  Amendments and Waivers................................................. 23
9.2  Notices................................................................ 24
9.3  No Waiver; Cumulative Remedies......................................... 24
9.4  Survival of Representations and Warranties............................. 24
9.5  Successors and Assigns................................................. 24
9.6  The Register; Disclosure............................................... 26
9.7  Adjustments; Set-Off................................................... 26
9.8  Counterparts........................................................... 27
9.9  Severability........................................................... 27

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9.10 Integration............................................................ 27
9.11 Governing Law; Jurisdiction; Consent of Service of Process............. 28
9.12 Acknowledgements....................................................... 28
9.13 WAIVERS OF JURY TRIAL.................................................. 29
9.14 Nonrecourse............................................................ 29
9.15 OREGON LEGAL NOTICE.................................................... 30
9.16 WASHINGTON STATUTORY NOTICE............................................ 30


EXHIBITS

Exhibit A-1    Form of Tranche A Note
Exhibit A-2    Form of Tranche B Note
Exhibit B      Form of Assignment and Acceptance

SCHEDULES

Schedule 2.1   Lenders and Commitments

                                  Schedule 1.1

                             Lenders and Commitments


Name and Address of Lender                                 Amount of Commitment
--------------------------                                 --------------------

     CREDIT AGREEMENT, dated as of March 11, 1998 among FMS TRUST 1997-1, a Delaware business trust (the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), BANKERS TRUST COMPANY, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent"); THE CHASE MANHATTAN BANK, a New York banking corporation, as syndication agent (the "Syndication Agent"); and NATIONSBANK OF TEXAS, N.A., a national banking association, and SALOMON BROTHERS HOLDING CO INC. as co-documentation agents (the "Co-Documentation Agents").


     The parties hereto hereby agree as follows:


                             SECTION 1. DEFINITIONS

          1.1 Defined Terms. Capitalized terms used herein but not otherwise defined in this Agreement shall have the respective meanings set forth in Annex A attached to the Participation Agreement dated as of the date hereof (the "Participation Agreement"), among Lessee and Construction Agent, the Borrower, the Owner Trustee, the Investors, the Administrative Agent, the Syndication Agent and the Lenders. The rules of usage set forth in Annex A to the Participation Agreement shall apply to this Credit Agreement. Unless otherwise indicated, references in this Credit Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Credit Agreement.


                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

          2.1 Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans (the "Loans") to the Borrower from time to time during the Commitment Period for the purpose of enabling the Borrower to acquire the Properties and to pay Project Costs, in an aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's Commitment. During the Commitment Period the Borrower may use the Commitments by borrowing, prepaying the Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) The Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.3 and 2.6.

          2.2 Notes. Any Lender may request that the Loans made by it be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A-1, in the case of Tranche A Loans (each, a "Tranche A Note"), or Exhibit A-2, in the case of Tranche B Loans (each, a "Tranche B Note"). In such event the Borrower shall prepare, execute and deliver to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) a

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                                                               CREDIT AGREEMENT

Tranche A Note and a Tranche B Note. Thereafter, the Loans evidenced by such Notes and interest thereon shall at all times (including after assignment pursuant to Section 9.5) be represented by Notes payable to the order of the payee named therein (or, if such Notes are registered Notes, to such payee and its registered assigns). Each Note shall (i) be dated the Effective Date (as defined in the Assignment and Acceptance), (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of interest in accordance with
Section 2.8.

          2.3 Procedure for Borrowing. (a) The Borrower may borrow under the Commitments during the Commitment Period on any Business Day, provided that the Borrower shall deliver to the Administrative Agent an irrevocable Requisition (which Requisition must be received by the Administrative Agent prior to 12:00 p.m. (noon), New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Loans are to be initially Eurodollar Loans, or (b) on the requested Borrowing Date, otherwise), specifying, among other things, (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Each Borrowing (other than Borrowings pursuant to Section 2.3(b)) shall be in an amount equal to (x) in the case of ABR Loans, at least $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if the then Available Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, at least $1,000,000 or a whole multiple of $500,000 in excess thereof. Upon receipt of any such Requisition from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 9.2 prior to 2:00 P.M., New York City time, on the Funding Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting an account designated by the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

          (b) Notwithstanding anything in the foregoing paragraph 2.3(a) to the contrary, on each date during the Commitment Period with respect to any Construction Period Property which is one Business Day prior to any Scheduled Interest Payment Date, unless otherwise requested by the Borrower at least three Business Days prior to such Scheduled Interest Payment Date by written notice to the Administrative Agent, the Borrower shall be deemed to have requested a Borrowing pursuant to Section 2.3(a) of ABR Loans in an amount equal to the aggregate amount of Allocated Interest on the Loans due and payable on such date with respect to the Construction Period Properties; except that, to the extent such amount of Allocated Interest would cause any Lender's aggregate Loans to exceed such Lender's Commitment, such amount shall be immediately due and payable as Supplemental Rent and shall not be included in Allocated Interest. The Funding Date with respect to any such borrowing shall be the relevant Scheduled Interest Payment Date (provided, that the making of the Loans pursuant to such borrowing shall be subject to satisfaction of the applicable conditions precedent set forth in Section 4.2) and the proceeds of such borrowing shall be

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                                                               CREDIT AGREEMENT

applied to pay such interest. On each such Borrowing Date, the Tranche A/B Property Cost and the Tranche A/B Construction Property Cost of each Construction Period Property shall be increased by an amount equal to the Allocated Interest paid on such date with respect to such Property.

          (c) A portion of the principal amount of each Loan made by each Lender equal to the Aggregate Tranche A Percentage of the principal amount of such Loan shall be deemed to be a "Tranche A Loan" for the purposes of the Operative Agreements and the remaining portion of the principal amount of such Loan, if any, shall be deemed to be a "Tranche B Loan" for the purposes of the Operative Agreements, provided that payments in respect of the Loans shall be allocated to reduce the aggregate outstanding principal amount of Tranche A Loans and Tranche B Loans of each Lender in the manner specified in Section 2.11(a).

          2.4 Commitment Fees. Promptly after receipt from the Lessee of payment of any Commitment Fees payable pursuant to the Participation Agreement, the Administrative Agent shall distribute such payment to the Lenders pro rata according to their respective Commitment Percentages.

          2.5 Prepayments. (a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (other than breakage costs if due under Section 2.14), upon at least three Business Days' irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any notice of prepayment is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to the payment date on the amount prepaid and amounts, if any, required to be paid pursuant to Section
2.14. Partial prepayments pursuant to this Section 2.5(a) shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof.

          (b) If on any date the Administrative Agent or the Borrower shall receive, with respect to any Property, any payment in respect of excess wear and tear pursuant to Section 21.3 of the Lease (a "Wear and Tear Payment") or any Net Sales Proceeds Shortfall pursuant to Section 21.3 of the Lease, such payment shall be applied to prepay the Loans on such date in accordance with Section 8.1(b)(vi).

          (c) (i) On any date on which the Lessee is obligated to pay the Lessor an amount equal to (x) the Termination Value of any Property in connection with the delivery of a Termination Notice or (y) the Termination Value of any Property in connection with the exercise of a Purchase Option (including in respect of a Casualty or Condemnation as set forth in Section 15.1(g) of the Lease) or the Termination Value for all Properties in connection with the exercise of the Maturity Date Purchase Option, such amount shall be applied to prepay the Loans on such date in accordance with Section 8.1(b)(ii), and (ii) on any date on which any Property shall have been sold pursuant to Section 21 of the Lease, the Borrower shall prepay

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                                                               CREDIT AGREEMENT

the Loans on such date in an amount equal to the proceeds of such sale (net of costs and expenses described in Section 21.2(i) of the Lease) in accordance with
Section 8.1(b)(iii).

          (d) Each prepayment of the Loans pursuant to Section 2.5(b) or 2.5(c) shall be allocated to reduce the Tranche A/B Property Cost of the affected Property. Each prepayment of the Loans pursuant to Section 2.5(a) shall be allocated to reduce the respective Tranche A/B Property Costs of all Properties, pro rata according to the Tranche A/B Property Costs of such Properties immediately before giving effect to such prepayment. Any amounts applied to reduce the Tranche A/B Property Cost of any Construction Period Property pursuant to this paragraph (d) shall also be applied to reduce the Tranche A/B Construction Property Cost of such Property until such Tranche A/B Construction Property Cost has been reduced to zero.

          (e) In connection with each prepayment of the Loans, the Borrower shall pay amounts, if any, required to be paid pursuant to Section 2.14.

          2.6 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent at least one Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans or ABR Loans may be converted as provided herein, provided that no ABR Loan may be converted into a Eurodollar Loan when any Default has occurred and is continuing, or after the date that is one month prior to the Maturity Date.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Annex A, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such when any Default has occurred and is continuing, or after the date that is one month prior to the Maturity Date and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

          2.7 Minimum Amounts of Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and prepayments of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (a) the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than three Eurodollar Tranches shall be outstanding at any one time.

                                        4

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                                                               CREDIT AGREEMENT

          2.8 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

          (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

          (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the ABR plus 2%, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

          (d) Interest shall be payable in arrears on each Scheduled Interest Payment Date, provided that (i) interest accruing pursuant to paragraph (c) of this Section 2.8 shall be payable from time to time on demand and (ii) each prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid and breakage costs, if any.

          2.9 Computation of Interest. (a) Interest on the Loans shall be calculated on the basis of a year of 360 days, except that interest computed by reference to the ABR at times when the ABR is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of the Eurodollar Base Rate in respect of any Eurodollar Tranche. Any change in the interest rate on a Loan resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

          2.10 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Base Rate for such Interest Period, or

          (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Base Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively

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                                                               CREDIT AGREEMENT

     certified by such Lenders) of making or maintaining their affected Eurodollar Loans during such Interest Period,

the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans and (y) any Loans that, on the first day of such Interest Period, were to be converted to or continued as Eurodollar Loans shall be converted to or continued as ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

          2.11 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Commitment Percentages of the Lenders. Except as otherwise provided in Section 2.5, Section 8 or Section 9.1(b), each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders (it being understood that, except as otherwise provided in Section 8, any payment so made in respect of principal of any Lender's Loans shall be deemed to ratably reduce the outstanding amount of Tranche A Loans and Tranche B Loans of such Lender). All payments (including prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 9.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

          (b) The failure of any Lender (such Lender, a "Defaulting Lender") to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender (each such other Lender, a "Non-Defaulting Lender") of its obligation to make its Loans on such date, but neither any Non-Defaulting Lender nor the Administrative Agent shall be responsible for the failure of any Defaulting Lender to make a Loan to be made by such Defaulting Lender, and no Defaulting Lender shall have any obligation to the Administrative Agent or any Non-Defaulting Lender (without prejudicing the rights of the Borrower against such Defaulting Lender). Notwithstanding anything set forth herein to the contrary, so long as a Lender remains a Defaulting Lender, such Lender shall not have any voting or consent rights

                                        6

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                                                               CREDIT AGREEMENT

under or with respect to this Agreement or constitute a "Lender" (or be included in the calculation of "Required Lenders" hereunder) for any voting or consent rights under or with respect to this Agreement.

          (c) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed Funding Date that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such Funding Date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender is a Defaulting Lender, then such Defaulting Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of such Defaulting Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Defaulting Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing and such Lender shall cease to be a Defaulting Lender.

          2.12 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Legal Requirement or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 2.14.

          2.13 Legal Requirements. (a) If the adoption of or any change in any Legal Requirement or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

               (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof;

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate; or

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
                                                               CREDIT AGREEMENT

               (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable.

          (b) If any Lender shall have determined that any change in any Legal Requirement regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case made subsequent to the date hereof, has the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.13, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate setting forth the basis of the calculation and amounts payable pursuant to this Section 2.13 submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The agreements in this Section 2.13 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the change in Legal Requirements giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the change in Legal Requirements giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          2.14 Indemnity. The Borrower shall indemnify each Lender against any loss or expense which such Lender may sustain or incur as a consequence of (a) any default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making

                                                               CREDIT AGREEMENT

of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section and evidencing a loss suffered by such Lender of such amount or amounts shall be delivered to the Borrower. The provisions of this Section 2.14 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.15 Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Administrative Agent or any Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The Borrower shall also indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of Excluded Taxes as the Administrative Agent or such Lender, as the case may be, shall determine are payable in respect of amounts paid to or on behalf of the Administrative Agent or such Lender, as the case may be, pursuant to this
Section 2.15. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Administrative Agent on its own behalf or on behalf of a Lender or the Administrative Agent shall be conclusive absent manifest error.

                                                               CREDIT AGREEMENT

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Lender that is not incorporated under the United States of America or a state thereof (each a "Foreign Lender") shall:

          (i) on the date it becomes a Lender, deliver to the Administrative Agent (A) two completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and shall certify that it is entitled to receive payments under this Agreement without deduction or withholding (or at a reduced rate of deduction or withholding) of any United States Federal income taxes and (B) an Internal Revenue Services Form W-8 or W-9, or successor applicable form, as the case may be and shall certify that it is entitled to an exemption from United States backup withholding tax;

          (ii) deliver to the Administrative Agent two further copies of any such form or certification on or before the date that any such certification described above expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered to it; and

          (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Administrative Agent;

except that the forms and certificates described in clauses (ii) and (iii) above shall not be required if any Change in Law has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Administrative Agent.

          2.16 Change of Lending Office. Each Lender agrees that if it makes any demand for payment under Section 2.13 or 2.15(a), or if any adoption or change of the type described in subsection 2.12 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 2.13 or 2.15(a), or would eliminate or reduce the effect of any adoption or change described in subsection 2.12.

          2.17 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations

                                                               CREDIT AGREEMENT

hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If (i) any Lender requests compensation under Section 2.15, or
(ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or (iii) any Lender defaults in its obligation to fund Loans hereunder, or (iv) any Lender refuses to consent to certain proposed changes, waivers, discharges or termination with respect to this Agreement which require the consent of all Lenders and have been approved by the Required Lenders as (and to the extent) provided in Section 9.1(b), then the Borrower may, at its sole expense and effort, if no Default or Event of Default then exists (or, in the case of preceding clause (iv), no Default or Event of Default will exist immediately upon giving effect to such replacement), upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.5), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) (such Assignee a "Replacement Lender"); provided that (x) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (y) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Replacement Lender (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (z) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                    SECTION 3. REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that the applicable representations and warranties of the Lessor set forth in Section 7 of the Participation Agreement are true and correct.


                         SECTION 4. CONDITIONS PRECEDENT

          4.1 Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of all conditions precedent set forth in Section
6.1 of the

                                                               CREDIT AGREEMENT

Participation Agreement required by said Section to be satisfied on or prior to the Initial Closing Date.

          4.2 Conditions to Each Loan. The agreement of each Lender to make any Loan requested to be made by it on any date is subject to the satisfaction of the conditions precedent specified in Section 6 of the Participation Agreement.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower or the Lessee, as the case may be, as of the date of such Loan that the conditions contained in this Section 4.2 have been satisfied.


                              SECTION 5. COVENANTS

          So long as the Commitments remain in effect, any Note remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder:

          5.1 Other Activities. The Borrower shall not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements and other activities incidental or related to the foregoing.

          5.2 Ownership of Property, Indebtedness. The Borrower shall not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in Section 5.1, or incur, create, assume or suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in Section 5.1 (including the Loans and other obligations incurred by the Borrower hereunder).

          5.3 Disposition of Assets. The Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly authorized by the Operative Agreements.

          5.4 Compliance with Operative Agreements. The Borrower shall at all times (a) observe and perform all of the covenants, conditions and obligations required to be performed by it under each Operative Agreement to which it is a party and (b) observe and perform, or cause to be observed and performed, (i) all of the covenants, conditions and obligations of the Lessee under the Lease, even in the event the Lease is terminated at its stated expiration, following a Lease Event of Default or otherwise and (ii) all of the covenants, conditions and obligations of the Construction Agent relating to the construction of the Improvements under the Construction Agency Agreement.

          5.5 Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent, the Borrower will, at its own sole expense, promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent or the Required Lenders may reasonably request for the purpose

                                                               CREDIT AGREEMENT

of obtaining or preserving the full benefits of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

          5.6 Notices. If on any date the Borrower shall obtain actual knowledge of the occurrence of a Default or Event of Default, the Borrower will give prompt written notice thereof to the Administrative Agent.

          5.7 Discharge of Liens. The Borrower will not create or permit to exist at any time, and will, at its own expense, promptly take such action as may be necessary duly to discharge, or cause to be discharged, all Lessor Liens attributable to it, provided, that the Borrower shall not be required to discharge any Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of any of the Liens contemplated by the Security Documents or of the sale, forfeiture or loss of, and shall not materially interfere with the construction, use, operation or disposition of (including, as a result of the exercise of the Purchase Option), the Properties or title thereto or any interest therein or the payment of Rent.


                         SECTION 6. REMEDIAL PROVISIONS

          6.1 Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

          (a) The Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any interest on the Loans, any Commitment Fee or any other amounts owing hereunder or under any other Credit Document to which it is a party; or

          (b) The Borrower shall fail to observe or perform any covenant, condition or agreement contained in any Credit Document to which it is a party (other than the terms, covenants or agreements referred to in paragraph (a) above) and such default shall have continued unremedied for a period of thirty days after written notice thereof to the Borrower by the Administrative Agent or the Required Lenders; or

          (c) Any representation, warranty or statement made or deemed made by the Borrower or any Loan Party in the Participation Agreement or in any Credit Document, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be incorrect in any material respect on the date as of which made or deemed made; or

          (d)(i) Any Lease Event of Default or Construction Agency Agreement Event of Default shall have occurred and be continuing or (ii) the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in the Participation Agreement or the Owner Trustee shall default in the due performance or observance by it of any term, covenant or agreement contained in the Trust

                                                               CREDIT AGREEMENT

     Agreement, and in each case under this clause (ii), such default shall have continued unremedied for a period of at least thirty (30) days after written notice to the Borrower by the Administrative Agent or the Required Lenders; or

          (e) Any Guarantor or any Material Subsidiary of any Guarantor shall
     (i) default in making any payment of (A) any principal of or interest on any one or more items of Indebtedness in an aggregate principal amount of $10,000,000 or more or (B) any one or more items of Suretyship Liability in with an aggregate principal amount of $10,000,000 or more (but excluding the Loans) beyond the period of grace, if any, provided therefor; or (ii) default in the observance or performance of any other material agreement or condition relating to any Indebtedness or any Suretyship Liability that results in an amount of $10,000,000 or more in the aggregate becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Debt of $10,000,000 or more in the aggregate or any trustee or agent on its or their behalf to cause any such Debt to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or

          (f)(i) Any Significant Entity or any Investor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Significant Entity or Investor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Significant Entity or Investor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Significant Entity or Investor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Significant Entity or Investor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Significant Entity or Investor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) Any Security Document shall cease to be in full force and effect, or shall cease to give the Administrative Agent the Liens, rights, powers and privileges purported to be created thereby, in favor of the Administrative Agent on behalf of the Lenders, superior to and prior to the rights of all third Persons and subject to no other

                                                               CREDIT AGREEMENT

     Liens (except in each case to the extent expressly permitted herein or in the other Operative Agreements); or

          (h) Any Guarantor shall default in the due performance or observance by it of any term, covenant or agreement contained in any Credit Document to which it is a party (including any term, covenant or agreement incorporated by reference in any Credit Document), or any Guarantee or any material provision thereof shall cease to be in full force and effect or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm such Guarantor's obligations under the Guarantee to which it is a party; or

          (i) One or more judgments or judicial decrees shall be entered against the Borrower involving a liability of $100,000 or more in the case of any one such judgment or $250,000 or more in the aggregate for all such judgments and decrees for the Borrower (to the extent not paid or fully covered by insurance, provided by a carrier that has acknowledged coverage) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 90 days from the entry thereof; or

          (j) One or more judgments or decrees shall be entered against any Guarantor which is a Material Subsidiary involving in the aggregate at any time an amount in excess of $10,000,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (k) There shall occur one or more ERISA Events which individually or in the aggregate results in or could reasonably be expected to result in liability of any of the Loan Parties or any of their respective ERISA Affiliates in excess of $10,000,000 during the term of this Agreement; or there shall exist an amount of Unfunded Liabilities of the Loan Parties, individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans which have a negative amount of Unfunded Liabilities of the Loan Parties), which exceeds $10,000,000.

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (f) (except as provided in Section 6.2 hereof), automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith,

                                                               CREDIT AGREEMENT

whereupon the same shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (A) or (B) above, an "Acceleration"). Except as expressly provided above in this Section 6, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

          6.2 Certain Defaults. Notwithstanding anything to the contrary contained in Section 6.1(f), no Event of Default shall occur under 6.1(f) with respect to any Investor so long as (i) such Event of Default does not, in the reasonable judgment of the Required Lenders, threaten to interrupt the Lenders' timely receipt of all amounts due under this Agreement and each of the other Operative Agreements whether pursuant to the Assignment of Lease or otherwise and (ii) no other Event of Default has occurred and is continuing.


                       SECTION 7. THE ADMINISTRATIVE AGENT

          7.1 Appointment. Each Lender hereby irrevocably designates and appoints Bankers Trust Company as the Administrative Agent of such Lender under this Agreement, and each such Lender irrevocably authorizes Bankers Trust Company as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this Section 7 are solely for the benefit of the Administrative Agent and the Lenders and the Borrower shall have no rights as a third party beneficiary or otherwise under any of the provisions hereof. In performing its functions and duties hereunder, the Administrative Agent shall act solely as the agent of the Lenders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors and assigns.

          7.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct or any agents or attorneys-in-fact selected by it with reasonable care.

          7.3 Exculpatory Provisions. The Administrative Agent shall not be (i) liable for any action lawfully taken or omitted to be taken by it or any Person described in Section 7.2 under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity,

                                                               CREDIT AGREEMENT

effectiveness, genuineness, enforceability or sufficiency of this Agreement, or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. This Section is intended solely to govern the relationship between the Administrative Agent, on the one hand, and the Lenders, on the other.

          7.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          7.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default as shall be directed by the Required Lenders.

          7.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each Lender represents and warrants to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in

                                                               CREDIT AGREEMENT

taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, prospects, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          7.7 Indemnification. The Lenders agree to indemnify the Administrative Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their Applicable Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for the Administrative Agent or such Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Administrative Agent or such Person shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent or such Person as a result of, or arising out of, or in any way related to or by reason of, any of the Transactions or the execution, delivery or performance of this Agreement (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Administrative Agent or such Person as finally determined by a court of competent jurisdiction).

          7.8 Administrative Agent in its Individual Capacity. The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to Loans made or renewed by it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          7.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Borrower and the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement, then the Required Lenders during such 30-day period shall appoint from among the Lenders a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent and the term "Administrative Agent" shall mean such successor agent, effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this

                                                               CREDIT AGREEMENT

Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 7 and Section 9.3 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

          7.10 Syndication Agent. Without limiting any provision contained in this Section 7, the Syndication Agent shall not have, except as to and to the limited extent expressly provided herein, any obligation, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Each Lender acknowledges that it has not relied, and will not rely, on the Syndication Agent in deciding to enter into this Agreement or in taking or not taking action hereunder.

          7.11 Co-Documentation Agents. Without limiting any provision contained in this Section 7, the Co-Documentation Agents shall not have, except as to and to the limited extent expressly provided herein, any obligation, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Each Lender acknowledges that it has not relied, and will not rely, on the Co-Documentation Agents in deciding to enter into this Agreement or in taking or not taking action hereunder.


             SECTION 8. MATTERS RELATING TO PAYMENTS AND COLLATERAL

          8.1 The Account. (a) The Administrative Agent shall establish an account (the "Account") into which the Administrative Agent shall deposit all payments, receipts and other consideration of any kind whatsoever (other than upon any sale or disposition of the Collateral following an Event of Default) paid under the Lease and received by the Administrative Agent pursuant to the Assignment of Lease.

          (b) Except as otherwise provided in Section 8.2, payments deposited from time to time in the Account shall be paid out as follows:

               (i) Any such payment identified by the Lessee as Basic Rent shall be paid out of the Account by the Administrative Agent on the relevant Specified Interest Payment Date, and shall be applied, first, ratably to the payment of interest then due and payable on the Loans until such amounts are paid in full, second, to the payment to the Borrower of an amount equal to the Investor Yield then due and payable under the Operative Agreements until such amount is paid in full, and, third, the remainder of such amount shall be paid out of the Account by the Administrative Agent to such Person or Persons as the Borrower may designate.

               (ii) Any payment identified by the Lessee as a payment in respect of the Termination Value of any Property pursuant to Section 15 or Section 20 of the Lease shall be paid out of the Account by the Administrative Agent promptly after receipt, and shall be applied, first, ratably to the payment of the principal of Tranche B Loans then outstanding in an amount not to exceed the product of (x) the Tranche A/B Property Cost in respect of such Property and (y) the Tranche B Percentage in respect

                                                               CREDIT AGREEMENT

     of such Property and all interest due and payable on such amount, second, to the payment to the Borrower of an amount not to exceed the outstanding Investor Property Cost in respect of such Property and the Investor Yield due and payable on such amount, third, ratably to the payment of the principal of Tranche A Loans then outstanding in an amount not to exceed the product of (x) the Tranche A/B Property Cost in respect of such Property and (y) the Tranche A Percentage in respect of such Property and all interest due and payable on such amount, and fourth, the remainder of such amount shall be paid out of the Account by the Administrative Agent to the Lessee. Notwithstanding the foregoing, the Investors shall not be entitled to any payment described in this clause (ii) prior to the Construction Period Termination Date unless the event causing such prepayment results in the payment of all amounts due hereunder and under the other Operative Agreements.

               (iii) Any payment identified by the Lessee as proceeds of the sale of any Property pursuant to Section 21 of the Lease (but in any event excluding costs and expenses described in Section 21.2(i) of the Lease) ("Net Sale Proceeds") shall be paid out of the Account by the Administrative Agent promptly after receipt, and shall be applied, first, ratably to the payment of the principal of Tranche B Loans then outstanding in an amount not to exceed the product of (x) the Tranche A/B Property Cost in respect of such Property and (y) the Tranche B Percentage in respect of such Property and all interest then due and payable on such amount, second, to the payment to the Borrower of an amount not to exceed the outstanding Investor Property Cost in respect of such Property and the Investor Yield then due and payable on such amount, third, ratably to the payment of the principal of Tranche A Loans then outstanding in an amount not to exceed the product of (x) the Tranche A/B Property Cost in respect of such Property and (y) the Tranche A Percentage in respect of such Property and all interest due and payable on such amount, and fourth, the remainder of such amount shall be paid out of the Account by the Administrative Agent to the Lessee.

               (iv) Any payment identified by the Lessee as the Maximum Residual Guarantee Amount in respect of any Property shall be paid out of the Account by the Administrative Agent promptly after receipt and shall be applied ratably to the payment of the principal of Tranche A Loans then outstanding in respect of such Property.

               (v) Any payment identified by the Lessee as a Wear and Tear Payment or any Net Sale Proceeds Shortfall pursuant to Section 21.3 of the Lease shall be paid out of the Account by the Administrative Agent promptly after receipt, and shall be applied, first, ratably to the payment of the principal of Tranche B Loans then outstanding in an amount equal to the product of the Tranche B Percentage with respect to such Property and the Tranche A/B Property Cost with respect to such Property (in each case determined as of the date of sale of such Property pursuant to Section 22 of the Lease immediately prior to giving effect thereto) and all interest due and payable on such amount, and second, the remainder of such amount shall be paid out of the Account by the Administrative Agent to the Borrower.

                                                               CREDIT AGREEMENT

               (vi) Any payment identified by the Lessee as Supplemental Rent (other than any Maximum Residual Guarantee Amount or Excepted Payment) shall be paid out of the Account by the Administrative Agent promptly after receipt, and shall be applied to the payment of any amounts then owing to the Administrative Agent, the Lenders, the Investors and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 8.1(b)) as shall be designated by the Lessee (or, in the absence of such designation, ratably according to the respective amounts so owing of which the Administrative Agent has received written notice).

In the event that the Lessee shall fail to identify the nature of any payment deposited by them in the Account, or the Administrative Agent in its reasonable judgment shall determine that the identification made by the Lessee is incorrect or inappropriate, the nature of such payment shall instead be identified by the Administrative Agent in its reasonable judgment and applied in the manner specified above; provided, that in the event that the Administrative Agent identifies such payment as an Excepted Payment, such payment shall be paid out of the Account by the Administrative Agent to such Person or Persons entitled to receive such Excepted Payments.

          (c) Upon the termination of the Commitments and the payment in full of the Loans and all other amounts owing by the Borrower hereunder or under any other Credit Document, any moneys remaining in the Account shall be paid to the Borrower or such other Person or Persons as the Borrower may designate.

          8.2 Proceeds of Collateral; Proceeds Remaining in Account. (a) All moneys collected by the Administrative Agent upon any sale or other disposition of the Collateral pursuant to any Security Document, together with all other moneys received by the Administrative Agent thereunder and (b) all moneys contained in the Account on the date of an Acceleration or on the Maturity Date, or deposited in the Account thereafter, shall be applied as follows:

          First, to the payment of (x) any and all sums advanced by the Administrative Agent in order to preserve the Collateral or preserve its security interest therein and (y) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Administrative Agent of its rights under the Security Documents, together with reasonable attorneys' fees and court costs;

          Second, to the payment of the amounts then due and unpaid for principal of the Tranche B Loans, according to the amounts due and payable on the Tranche B Loans in respect of principal;

          Third, to the payment of the amounts then due and unpaid for principal of the Tranche A Loans according to the amounts due and payable on the Tranche A Loans in respect of principal;

                                                               CREDIT AGREEMENT

          Fourth, to the payment of the amounts then due and unpaid for interest accrued on the Tranche B Loans and the Tranche A Loans, ratably, without preference or priority of any kind, according to the amounts due and payable on the Tranche B Loans and the Tranche A Loans in respect of principal;

          Fifth, to the payment of all amounts then due and payable on account of the Investor Yield;

          Sixth, to the payment of an amount equal to the aggregate outstanding Investor Contributions; and

          Seventh, to the extent moneys remain after application pursuant to clauses First through Sixth above, to the Lessee or to whomever may be lawfully entitled to receive such surplus.

          8.3 Certain Remedial Matters. (a) Notwithstanding any other provision of this Agreement or any other Credit Document:

               (i) the Borrower shall at all times to the exclusion of the Administrative Agent retain (A) all rights to Excepted Payments and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto and (B) all of its rights under the Participation Agreement; and

               (ii) the Borrower shall at all times retain the right, but not to the exclusion of the Administrative Agent, (A) to receive from the Lessee all notices, certificates and other documents and all information that the Lessee is permitted or required to give or furnish to the "Borrower" or the "Lessor" pursuant to the Lease, the Participation Agreement or any other Operative Agreement, (B) to inspect the Properties and otherwise exercise rights of the "Lessor" under Section 10.2 of the Lease, (C) to retain all rights with respect to insurance that Section 14 of the Lease specifically confers upon the "Lessor", (D) to provide such insurance as the Lessee shall have failed to maintain or as the Borrower may desire, (E) to enforce compliance by the Lessee with the provisions of Sections 8, 9, 10, 11, 14 and 21 of the Lease, and (F) subject to the other applicable provisions of this Agreement, including, without limitation, Section 8.3(c) hereof, to perform for the Lessee under Section 17 of the Lease.

          8.4 Release of the Property, etc. (a) If the Lessee shall at any time purchase any Property pursuant to Section 15.1 of the Lease or exercise its Purchase Option with respect to the Properties under Section 20 of the Lease, or if the Properties shall be sold in accordance with Section 21 of the Lease, then, upon satisfaction by the Borrower of its obligation to prepay the Loans pursuant to Section 2.5(c) and to pay accrued interest on the Loans so prepaid pursuant to Section 2.8, the Administrative Agent shall release the relevant Properties from the Liens created by the Security Documents. In addition, upon the termination of the Commitments and the payment in full of the Loans and all other amounts owing by the Borrower or the Guarantors hereunder or under any other Operative Agreement, the Administrative Agent shall release all of the Properties from the Liens created by the

                                                               CREDIT AGREEMENT

Security Documents. Upon request of the Borrower following any such release, the Administrative Agent shall, at the sole cost and expense of the Borrower, execute and deliver to the Borrower or the Lessee such documents as the Borrower shall reasonably request to evidence such release.

          (b) Notwithstanding anything to the contrary herein, upon the termination of the Commitments and the payment in full of (i) the Loans and all other amounts owing by the Borrower or any Guarantor hereunder or under any other Operative Agreement and (ii) all amounts owing by the Lessee to the Lessor or to any other Person under the Operative Agreements, all remaining moneys in the Account shall be paid out to the Lessee.


                            SECTION 9. MISCELLANEOUS

          9.1 Amendments and Waivers. (a) Except as provided in the Intercreditor Agreement, no Operative Agreement nor any terms hereof or thereof may be changed, waived, discharged or terminated, nor any Collateral released, unless such change, waiver, discharge, termination or release is in writing signed by the Required Lenders, provided that no such change, waiver, discharge, termination or release shall, without the consent of each Lender (other than a Defaulting Lender), (i) extend the final scheduled maturity of any Loan beyond the Maturity Date, or reduce the rate or extend the time of payment of interest or fees hereunder, or reduce the principal amount thereof (except to the extent repaid in cash), (ii) amend, modify or waive any provision of this Section 9.1,
(iii) reduce the percentage specified in the definition of Required Lenders,
(iv) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, (v) release any Guarantor from its obligations under any Guarantee to which it is a party or amend any Guarantee to materially reduce any Guarantor's obligations thereunder or (vi) release all or a substantial portion of the Collateral; provided further that no such change, waiver, discharge, termination or release shall (x) increase the Commitment of any Lender without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase of the Commitment of such Lender) or (y) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 7 or any other provision as the same relates to the Administrative Agent. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any

                                                               CREDIT AGREEMENT

Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time.

          (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement contemplated by clauses
(i) through (iv), inclusive, of the first proviso of Section 9.1(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either
(A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 2.17(b) so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Commitment and/or repay the outstanding Loans of such Lender, provided that, unless the Commitment that is terminated and Loans repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Lender, terminate its Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to
Section 9.1(a).

          9.2 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices hereunder shall be given as provided in the Participation Agreement; provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to Section 2.3, 2.5, 2.6, 2.7 or 2.11(b) shall not be effective until received.

          9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Operative Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          9.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Operative Agreements and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

          9.5 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any

                                                               CREDIT AGREEMENT

attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Lessee and the Administrative Agent must give its prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Lessee and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; and provided further that any consent of the Lessee otherwise required under this paragraph shall not be required if a Default or Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14 and 2.15). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (d) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Lending Participant") in all or a portion of such Lender's rights and obligations under this Agreement

                                                               CREDIT AGREEMENT

(including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; and provided further that no Lender shall transfer or grant any participation under which the Lending Participants shall have rights to approve any amendment to or waiver of this Agreement except to the extent that such amendment or waiver would (i) extend the final scheduled maturity of any Revolving Loan or Note in which the Lending Participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the aggregate Commitments shall not constitute a change in the terms of such participation and that an increase in any Commitment or Loan shall be permitted without the consent of any Lending Participant if the Lending Participant's participation is not increased as a result thereof, or (ii) consent to the assignment by the Borrower of any of its rights and obligations under this Agreement.

          (e) A Lending Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Lending Participant, unless the sale of the participation to such Lending Participant is made with the Borrower's prior written consent. A Lending Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of
Section 2.15 unless the Borrower is notified of the participation sold to such Lending Participant and such Lending Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

          (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          9.6 The Register; Disclosure. The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders, the Commitments of the Lenders, and the principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of clearly demonstrable error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein

                                                               CREDIT AGREEMENT

for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          9.7 Adjustments; Set-Off. (a) Except as provided in Sections 2.5, 8 and 9.1(b), if any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 6.1(i) or 6.1(j), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Administrative Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Administrative Agent or such Lender (including, without limitation, by branches and agencies of the Administrative Agent or such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to the Administrative Agent or such Lender under this Agreement or under any of the other Operative Agreements, including, without limitation, all interests in obligations of the Borrower purchased by any such Lender pursuant to Section 9.7(a), and all other claims of any nature or description arising out of or connected with this Agreement or any other Operative Agreement, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          9.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          9.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and

                                                               CREDIT AGREEMENT

any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          9.10 Integration. This Agreement and the other Operative Agreements represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Operative Agreements.

          9.11 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) The Borrower hereby irrevocably designates, appoints and empowers the Process Agent, as its designee, and on its behalf, and in respect of its properties, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason the Process Agent shall cease to be available to act as such, the Borrower agrees to designate a new Process Agent in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in the Participation Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          9.12 Acknowledgements. The Borrower hereby acknowledges that:

                                                               CREDIT AGREEMENT

               (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Notes and the other Operative Agreements;

               (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Operative Agreements, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

               (c) no joint venture is created hereby or by the other Operative Agreements or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

          9.13 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          9.14 Nonrecourse. Anything to the contrary contained in this Agreement or in any other Operative Agreement notwithstanding, other than in the case of fraudulent conduct or wilful misconduct by such Person, except for the obligations of the Trust Company under the Trust Agreement, Section 5 of the Lease and the representations and warranties of the Trust Company in Section 7.4 of the Participation Agreement, neither the Borrower nor any officer, director or shareholder thereof, nor any of the Borrower's successors or assigns (all such Persons being hereinafter referred to collectively as the "Exculpated Persons"), shall be personally liable in any respect for any liability or obligation hereunder or under any other Operative Agreement including the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in this Agreement, the Notes or any of the other Operative Agreements. The Administrative Agent and the Lenders agree that, in the event any of them pursues any remedies available to them under this Agreement, the Notes or any other Operative Agreement, neither the Administrative Agent nor the Lenders shall have any recourse against the Borrower, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Collateral and the Guarantors; but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Properties or any other Collateral in respect of any and all liabilities, obligations and undertakings contained in this Agreement, the Notes or any other Operative Agreement. The Administrative Agent and the Lenders further agree that the Borrower shall not be responsible for the payment of any amounts owing hereunder (excluding principal and interest (other than Overdue Interest) in respect of the Loans) (such non-excluded amounts, "Supplemental Amounts") except to the extent that payments of Supplemental Rent applicable to such Supplemental Amounts have been made by the Lessee for application to such Supplemental Amounts (it being understood that the failure by the Lessee for any reason to pay any Supplemental Rent in respect of such Supplemental Amounts shall nevertheless be deemed to constitute a default by the Borrower for the purposes of Section 6.1(a)(ii)).

                                                               CREDIT AGREEMENT

Notwithstanding the foregoing provisions of this Section 9.14, nothing in this Agreement or any other Operative Agreement shall (a) constitute a waiver, release or discharge of any obligation evidenced or secured by this Agreement or any other Credit Document, (b) limit the right of the Administrative Agent or any Lender to name the Borrower as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or (c) affect in any way the validity or enforceability of the Guarantees or any other guarantee (whether of payment and/or performance) given to the Administrative Agent or the Lenders, or of any indemnity agreement given by the Borrower, in connection with the Loans made hereunder.

          9.15 OREGON LEGAL NOTICE. WITHOUT LIMITING THE VALIDITY OF THE CHOICE OF NEW YORK LAW PROVIDED HEREIN, UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER THE RESTATEMENT DATE OF THE ACT SPECIFIED HEREIN CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE. THE ACT SPECIFIED HEREIN MEANS CHAPTER 967 OREGON LAWS 1989, THE EFFECTIVE DATE OF WHICH WAS OCTOBER 3, 1989.

          9.16 WASHINGTON STATUTORY NOTICE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                                               CREDIT AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                             FMS TRUST 1997-1,
                             as Borrower

                             By WILMINGTON TRUST COMPANY, not in
                             its individual capacity but solely as Owner Trustee



                                 NORMA P. CLOSS
                             By: ---------------------
                                 Name:  Norma P. Closs
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                             BANKERS TRUST COMPANY,
                             as Administrative Agent and a Lender

                                 GINA S. THOMPSON
                             By: -----------------------
                                 Name:  Gina S. Thompson
                                 Title: Vice President

                                                               CREDIT AGREEMENT

                              THE CHASE MANHATTAN BANK,
                              as Syndication Agent and as a Lender

                                  LAURIE B. PERPER
                              By: --------------------------
                                  Name:  Laurie B. Perper
                                  Title: Vice President

                                                               CREDIT AGREEMENT


                             NATIONSBANK OF TEXAS, N.A.,
                             as Co-Documentation Agent and as a Lender

                                 CHARLES F. LILYGREN
                             By: ------------------------
                                 Name:  Charles F. Lilygren
                                 Title: Senior Vice President

                                                               CREDIT AGREEMENT


                             SALOMON BROTHERS HOLDING CO INC.,
                             as Co-Documentation Agent and as a Lender

                                 CHAD A. LEAT
                             By: -----------------------
                                 Name:  Chad A. Leat
                                 Title: Managing Director

                                                               CREDIT AGREEMENT


                             ABN ARMO BANK N.V.
                             as a Lender

                                 DAVID MCGINNIS
                             By: -----------------------
                                 Name:  David McGinnis
                                 Title: Vice President


                                 JAMES J. RICE
                             By: -----------------------
                                 Name:  James J. Rice
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                             MARINE MIDLAND BANK,
                             as a Lender

                                 GINA SIDORSKY
                             By: -----------------------
                                 Name:  Gina Sidorsky
                                 Title: Authorized Signatory

                                                               CREDIT AGREEMENT


                             UNION BANK OF CALIFORNIA, N.A.,
                             as a Lender

                                 TIMOTHY P. STREB
                             By: -----------------------
                                 Name:  Timothy P. Streb
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                             WACHOVIA BANK, N.A.,
                             as a Lender

                                 JOHN A. WHITNER
                             By: -----------------------
                                 Name:  John A. Whitner
                                 Title: Senior Vice President

                                                               CREDIT AGREEMENT


                             GOLDMAN SACHS CREDIT PARTNERS L.P.,
                             as a Lender

                                 STEPHEN J. MCGUINNESS
                             By: -----------------------
                                 Name:  Stephen J. McGuinness
                                 Title: Authorized Signatory

                                                               CREDIT AGREEMENT


                             BANK OF MONTREAL,
                             as a Lender

                                 R.W. CAMM
                             By: -----------------------
                                 Name:  R.W. Camm
                                 Title: Managing Director

                                                               CREDIT AGREEMENT


                             DLJ CAPITAL FUNDING, INC.,
                             as a Lender

                                 STEPHEN P. HICKEY
                             By: -----------------------
                                 Name:  Stephen P. Hickey
                                 Title: Managing Director

                                                               CREDIT AGREEMENT


                             SOCIETE GENERALE FINANCIAL CORPORATION,
                             as a Lender

                                 JOHN A. CASTELLANO
                             By: -----------------------
                                 Name:  John A. Castellano
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                             MORGAN STANLEY SENIOR FUNDING, INC.,
                             as a Lender

                                 MICHAEL T. MCLAUGHLIN
                             By: -----------------------
                                 Name:  M. McLaughlin
                                 Title: Principal

                                                               CREDIT AGREEMENT


                             WELLS FARGO BANK, N.A.,
                             as a Lender

                                 ALFRED ARTIS
                             By: -----------------------
                                 Name:  Alfred Artis
                                 Title: Vice President


                                 DONALD A. HARTMANN, JR.
                             By: -----------------------
                                 Name:  Donald A. Hartmann, Jr.
                                 Title: Senior Vice President

                                                               CREDIT AGREEMENT


                             THE FIRST NATIONAL BANK OF CHICAGO,
                             as a Lender

                                 PAUL E. RIGBY
                             By: -----------------------
                                 Name:  Paul E. Rigby
                                 Title: Managing Director

                                                               CREDIT AGREEMENT


                             TRANSAMERICA LIFE INSURANCE
                             AND ANNUITY COMPANY,
                             as a Lender

                                 JOHN M. CASPARIAN
                             By: -----------------------
                                 Name:  John M. Casparian
                                 Title: Investment Officer

                                                               CREDIT AGREEMENT


                             THE MITSUBISHI TRUST AND BANKING
                             CORPORATION,
                             as a Lender

                                 TOSHIHIRO HAYASHI
                             By: -----------------------
                                 Name:  Toshihiro Hayashi
                                 Title: Senior Vice President

                                                               CREDIT AGREEMENT


                             ROYAL BANK OF CANADA,
                             as a Lender

                                 JULIE BOTHAMLEY
                             By: -----------------------
                                 Name:  Julie Bothamley
                                 Title: Senior Manager

                                                               CREDIT AGREEMENT


                             THE SUMITOMO TRUST AND
                             BANKING CO. LTD., LOS ANGELES AGENCY,
                             as a Lender

                                 ELEANOR CHAN
                             By: -----------------------
                                 Name:  Eleanor Chan
                                 Title: Manager & Vice President

                                                               CREDIT AGREEMENT


                             COMPAGNIE FINANCIERE DE CIC ET DE
                             L'UNION EUROPEENNE,
                             as a Lender

                                 ANTHONY ROCK
                             By: -----------------------
                                 Name:  Anthony Rock
                                 Title: Vice President


                                 BRIAN O'LEARY
                             By: -----------------------
                                 Name:  Brian O'Leary
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                             KEYBANK NATIONAL ASSOCIATION,
                             as a Lender

                                 MARY K. YOUNG
                             By: -----------------------
                                 Name:  Mary K. Young
                                 Title: Commercial Banking Officer

                                                               CREDIT AGREEMENT


                             FIRST SECURITY BANK, N.A.,
                             as a Lender

                                 JUDY CALLISTER
                             By: -----------------------
                                 Name:  Judy Callister
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                             FIRSTRUST BANK,
                             as a Lender

                                 EDWARD D'ANCONA
                             By: -----------------------
                                 Name:  Edward D'Ancona
                                 Title: Chief Banking Officer

                                                               CREDIT AGREEMENT


                             US BANK OF OREGON,
                             as a Lender

                                 GAYLE BURGESS
                             By: -----------------------
                                 Name:  Gayle Burgess
                                 Title: Asst. Relationship Manager

                                                               CREDIT AGREEMENT


                             FIRST UNION NATIONAL BANK,
                             as a Lender

                                 ED ROSS
                             By: -----------------------
                                 Name:  Ed Ross
                                 Title: Senior Vice President

                                                               CREDIT AGREEMENT


                             THE BANK OF NEW YORK,
                             as a Lender

                                 CHARLOTTE SOHN
                             By: -----------------------
                                 Name:  Charlotte Sohn
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                             ZIONS FIRST NATIONAL BANK,
                             as a Lender

                                 RICHARD P. JACKSON
                             By: -----------------------
                                 Name:  Richard P. Jackson
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as a Lender

                                 MARIA VICKROY-PERALTA
                             By: ----------------------------
                                 Name:  Maria Vickroy-Peralta
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                             BANQUE PARIBAS,
                             as a Lender

                                 BRIAN A. STAPF
                             By: -----------------------
                                 Name:  Brian A. Stapf
                                 Title: Vice President


                                 LEE S. BUCKNER
                             By: -----------------------
                                 Name:  Lee S. Buckner
                                 Title: Managing Director

                                                               CREDIT AGREEMENT


                             MERITA BANK,
                             as a Lender

                                 ANDREW CARSTENSEN
                             By: ------------------------
                                 Name:  Andrew Carstensen
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                             BANK LEUMI U.S.A.,
                             as a Lender

                                 JACQUES DELVOYE
                             By: -----------------------
                                 Name:  Jacques Delvoye
                                 Title: Vice President

                                                               CREDIT AGREEMENT


                                                                   EXHIBIT A-1
                                                           TO CREDIT AGREEMENT
                                                           --------------------



                                 TRANCHE A NOTE



$[           ]                                               New York, New York
                                                                 March --, 1998


                    FOR VALUE RECEIVED, the undersigned, FMS TRUST 1997- 1 (the "Borrower"), hereby unconditionally promises to pay to the order of [LENDER] (the "Lender") at the office of Bankers Trust Company, located at 130 Liberty Street, New York, New York 10006, in lawful money of the United States of America and in immediately available funds, on the Maturity Date, the principal amount of (a) [ ] DOLLARS [$ ], or, if less, (b) the aggregate unpaid principal amount of all Tranche A Loans made by the Lender to the Borrower pursuant to
Section 2.1 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

                    The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, the date, Type and amount of each Tranche A Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto.

                    This Note (a) is one of the Tranche A Notes referred to in the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other lenders from time to time parties thereto and Bankers Trust Company, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantee, the terms and conditions upon which the security interests and the guarantee were granted and the rights of the holder of this Note in respect thereof.


                                      A-1-1

                                                               CREDIT AGREEMENT

                    Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

                    All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                    THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                   FMS TRUST 1997-1

                                   By: WILMINGTON TRUST COMPANY,
                                       not in its individual capacity
                                       but solely as Owner Trustee

                                   By: ---------------------------------
                                        Name:
                                        Title:


                                      A-1-2

                                                               CREDIT AGREEMENT

                                                                     Schedule A
                                                              to Tranche A Note
                                                              -----------------


                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                Amount                             Amount of ABR Loans
                              Converted to   Amount of Principal     Converted to       Unpaid Principal Balance
  Date   Amount of ABR Loans   ABR Loans      ABR Loans Repaid     Eurodollar Loans        of ABR Loans            Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                      A-1-3

                                                               CREDIT AGREEMENT

                                                                     Schedule B
                                                              to Tranche A Note
                                                              -----------------


      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



-------------------------------------------------------------------------------
                                             Interest Period and
          Amount of      Amount Converted    Eurodollar Rate with
Date  Eurodollar Loans  to Eurodollar Loans   Respect Thereto
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Amount of Principal of  Amount of Eurodollar  Unpaid Principal
   Eurodollar Loans      Loans Converted to   Balance of Eurodollar   Notation
      Repaid               ABR Loans                 Loans            Made By
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                               CREDIT AGREEMENT

                                                                    EXHIBIT A-2
                                                            TO CREDIT AGREEMENT
                                                            -------------------



                                 TRANCHE B NOTE



$[        ]                                                  New York, New York
                                                                 March --, 1998

                    FOR VALUE RECEIVED, the undersigned, FMS TRUST 1997-1 (the "Borrower"), hereby unconditionally promises to pay to the order of [LENDER] (the "Lender") at the office of Bankers Trust Company, located at 130 Liberty Street, New York, New York 10006, in lawful money of the United States of America and in immediately available funds, on the Maturity Date, the principal amount of (a) [ ] DOLLARS [$ ], or, if less, (b) the aggregate unpaid principal amount of all Tranche B Loans made by the Lender to the Borrower pursuant to
Section 2.1 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

                    The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, the date, Type and amount of each Tranche B Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto.

                    This Note (a) is one of the Tranche B Notes referred to in the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other lenders from time to time parties thereto and Bankers Trust Company, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantee, the terms and conditions upon which the security interests and the guarantee were granted and the rights of the holder of this Note in respect thereof.

                    Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.


                                      A-2-2

                                                               CREDIT AGREEMENT

                    All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                    THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                   FMS TRUST 1997-1

                                   By:  WILMINGTON TRUST COMPANY, not
                                        in its individual capacity but
                                        solely as Owner Trustee

                                   By:----------------------------------------
                                      Name:
                                      Title:

                                      A-2-3

                                                                     Schedule A
                                                              to Tranche B Note
                                                              -----------------

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                Amount                             Amount of ABR Loans
                              Converted to   Amount of Principal     Converted to       Unpaid Principal Balance
  Date   Amount of ABR Loans   ABR Loans      ABR Loans Repaid     Eurodollar Loans        of ABR Loans            Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                      A-2-4

                                                                     Schedule B
                                                              to Tranche B Note
                                                              -----------------


      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



-------------------------------------------------------------------------------
                                             Interest Period and
          Amount of      Amount Converted    Eurodollar Rate with
Date  Eurodollar Loans  to Eurodollar Loans   Respect Thereto
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Amount of Principal of  Amount of Eurodollar  Unpaid Principal
   Eurodollar Loans      Loans Converted to   Balance of Eurodollar   Notation
      Repaid               ABR Loans                 Loans            Made By
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                      A-2-1

                                                                   EXHIBIT B TO
                                                               CREDIT AGREEMENT
                                                               ----------------


                        FORM OF ASSIGNMENT AND ACCEPTANCE


          Reference is made to the Credit Agreement, dated as of March 11,1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FMS Trust 1997-1 (the "Borrower") the Lenders named therein (the "Lenders"), Bankers Trust Company, as administrative agent for the Lenders (in such capacity, the Administrative Agent") and The Chase Manhattan Bank, as syndication agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          ------------------- (the "Assignor") and ------------------- (the
"Assignee") agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Closing Date (as defined below), an interest (the "Assigned Interest"), as specified on SCHEDULE 1, in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on SCHEDULE 1 (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on SCHEDULE 1.

          2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its

Subsidiaries or any other obligor or the performance or observance by Borrower or any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto.

          3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.15(e) of the Credit Agreement.

          4. The effective date of this Assignment and Acceptance shall be the date set forth on Schedule 1, (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

          5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

          6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance and the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

          7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

          8. This Assignment and Acceptance may be executed by one or more of the parties to this Assignment and Acceptance on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
          RELATING TO THE CREDIT AGREEMENT, DATED AS OF MARCH 11, 1998,
                                      AMONG
                                FMS TRUST 1997-1,
                           THE LENDERS NAMED THEREIN,
     BANKERS TRUST COMPANY, AS ADMINISTRATIVE AGENT FOR THE LENDERS (IN SUCH
                      CAPACITY, THE "ADMINISTRATIVE AGENT")
                                       AND
                 THE CHASE MANHATTAN BANK, AS SYNDICATION AGENT


-------------------------------------------------------------------------------

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

     Credit          Commitment/Term Loan
Facility Assigned       Amount Assigned       Commitment Percentage Assigned1/
-----------------    --------------------     --------------------------------
                       $______________            __._______%


[NAME OF ASSIGNEE]                 [NAME OF ASSIGNOR]


By --------------------            By --------------------
Name:                              Name:
Title:                             Title:

---------------------
/1 Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders

Accepted for Recordation in                  Consented To:*/
the Register:

Bankers Trust Company,                       FMS TRUST 1997-1,
  as Administrative Agent

                                             By -------------------------
By--------------------------                     Name:
    Name:                                        Title:
    Title:

                                             Bankers Trust Company
                                              as Administrative Agent


                                             By -------------------------
                                                 Name:
                                                 Title:



--------------------
*/   If required.

                                  Schedule 2.1

                             Lenders and Commitments


Name and Address of Lender                             Commitment
--------------------------                             ----------


Bankers Trust Company                                  $38,218,946.05
One Bankers Trust Plaza
130 Liberty Street
New York, New York 10006
Telecopier No.: (212) 250-7351
Attn: Deal Administrator

The Chase Manhattan Bank                               $36,393,350.06
270 Park Avenue
New York, New York 10017
Telecopier No.: (212)
Attn:

NationsBank of Texas, N.A.                             $34,607,277.29
444 South Flower, Suite 4100
Los Angeles, California 90071
Telecopier No.: (213)
Attn:

Salomon Brothers Holding Co Inc.                       $34,607,277.29
7 World Trade Center
New York, New York 10048
Telecopier No.: (212)
Attn:

Wells Fargo Bank                                       $30,426,599.75
420 Montgomery Street, 9th Floor
San Francisco, California 94163
Telecopier No.:
Attn:

DLJ Capital Funding, Inc.                              $24,341,279.80
277 Park Avenue
New York, New York 10172
Telecopier No.:
Attn:

Bank of America National Trust and                     $24,341,279.80
         Savings Association
555 South California Street, 41st Floor
San Francisco, California 94104
Telecopier No.:
Attn:

The First National Bank of Chicago                     $24,341,279.80
One First National Plaza
Chicago, Illinois 60670
Telecopier No.:
Attn:

Goldman Sachs Credit Partners L.P.                     $24,341,279.80
85 Broad Street
New York, New York 10004
Telecopier No.:
Attn:

Morgan Stanley Senior Funding, Inc.                    $24,341,279.80
1585 Broadway
New York, New York 10036
Telecopier No.:
Attn.:

Societe Generale Financial Corporation                 $24,341,279.80
181 West Madison, Suite 3400
Chicago, Illinois 60657
Telecopier No.:
Attn.:

Union Bank of California, N.A.                         $24,341,279.80
350 California Street, 6th Floor
San Francisco, California 94104
Telecopier No.:
Attn.:

U.S. Bank of Oregon                                    $24,341,279.80
555 S.W. Oak Street, Suite 400
Portland, Oregon 97204
Telecopier No.:
Attn.:

Wachovia                                               $24,341,279.80
191 Peachtree Street NE, 28th Floor
Atlanta, Georgia 30303
Telecopier No.:
Attn.:


Marine Midland Bank                                    $15,213,299.88
140 Broadway, 5th Floor
New York, New York 10005
Telecopier No.:
Attn.: Gina Sidorsky

Bank of Montreal                                       $6,085,319.95
115 South La Salle Street
Chicago, Illinois 60603
Telecopier No.:
Attn.:

Compagnie Financier de CIC et de                       $6,085,319.95
         l'Union Europeenne,
520 Madison Avenue
New York, New York 10022
Telecopier No.:
Attn.:

First Security Bank, N.A.                              $6,085,319.95
15 East 100 South, 2nd Floor
Salt Lake City, Utah 84111
Telecopier No.:
Attn.:

Banque Paribas                                         $6,085,319.95
101 California Street, Suite 3150
San Francisco, CA 94111
Telecopier No.:
Attn.:

Royal Bank of Canada                                   $6,085,319.95
600 Wilshire Blvd., Suite 800
Los Angeles, California 90017
Telecopier No.:
Attn.:

Transamerica Life Insurance and                        $6,085,319.95
         Annuity Company
1150 South Olive Street, Suite 2700
Los Angeles, California 90015
Telecopier No.:
Attn.:

Zions First National Bank                              $3,651,191.97
One South Main Street
Salt Lake City, Utah 8411
Telecopier No.:
Attn.:

ABN Amro North America, Inc.                           $3,042,659.97
One Union Square
600 University Street, Suite 2323
Seattle, Washington 98101-2070
Telecopier No.:
Attn.:

The Bank of New York                                   $3,042,659.97
One Wall Street
New York, New York 10286
Telecopier No.:
Attn.:

First Union National Bank                              $3,042,659.97
One First Union Center
301 South College Street
Charlotte, North Carolina 28288-0737
Telecopier No.:
Attn.:

KeyBank National Association                           $3,042,659.97
700 Fifth Avenue, 48th Floor
Seattle, Washington 98104
Telecopier No.:
Attn.:

The Mitsubishi Trust and Banking Corporation           $3,042,659.97
520 Madison Avenue
New York, New York 10286
Telecopier No.:
Attn.:

The Sumitomo Trust and Banking Co. Ltd.,               $3,042,659.97
   Los Angeles Agency
333 South Grand Avenue, Suite 5300
Los Angeles, California 90071
Telecopier No.:
Attn.:

Bank Leumi, U.S.A.                                     $1,825,595.98
8383 Wilshire Blvd., Suite 400
Beverly Hills, California 90211
Telecopier No.:
Attn.:

Merita Bank                                            $15,000,000.00
437 Madison Avenue
New York, New York 10022
Telecopier No.:
Attn.:

FirstTrust Bank                                        $1,217,063.99
1931 Cottman Avenue
Philadelphia, Pennsylvania 19111
Telecopier No.:
Attn.: